UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-08649
                                                    ----------

                           EII REALTY SECURITIES TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                          717 Fifth Avenue, 10th Floor
                               NEW YORK, NY 10022
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Richard J. Adler
                          717 Fifth Avenue, 10th Floor
                               NEW YORK, NY 10022
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 212-303-0478
                                                           -------------

                        Date of fiscal year end: JUNE 30
                                                --------

                     Date of reporting period: JUNE 30, 2007
                                              --------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

[GRAPHIC OMITTED]
EII ART


--------------------------------------------------------------------------------
                         E.I.I. REALTY SECURITIES TRUST

                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                                  JUNE 30, 2007
                                  ANNUAL REPORT

                                  888-323-8912

                         E.I.I. REALTY SECURITIES TRUST

                                TABLE OF CONTENTS

Letter to Shareholders ...................................................     1

Portfolio Sectors ........................................................    12

Disclosure of Fund Expenses ..............................................    13

Schedules of Investments .................................................    14

Statements of Assets and Liabilities .....................................    23

Statements of Operations .................................................    24

Statements of Changes in Net Assets ......................................    25

Financial Highlights .....................................................    28

Notes to the Financial Statements ........................................    31

Report of Independent Registered Public Accounting Firm ..................    36

Additional Information (unaudited) .......................................    37

Trustees and Officers Information ........................................    40

                         E.I.I. REALTY SECURITIES TRUST
                          E.I.I. REALTY SECURITIES FUND
                                  JUNE 30, 2007

To Our Shareholders in the E.I.I. Realty Securities Fund:

For the fiscal year ended June 30, 2007, the E.I.I. Realty Securities Fund produced a total return of 9.58% compared to the NAREIT Equity Index return of 12.57%.

REITs began the year with a continuation of the strong performance that has characterized most of the last seven years, peaking on February 7, up over 13%. On that day the monumental take-over battle for the largest REIT, Equity Office Properties, was decided. Blackstone won with a bid of $55.5 per share, using financial leverage to take the company private for over $41 billion in cash. This was the largest private equity deal in history. The counter bid was from Vornado, another of the top REITs, which bid $56 in stock and cash. Arbitrageurs preferred the certainty and the timing of the all-cash transaction.

The conditions which enabled this bid have proven unsustainable, in particular the very tight credit spreads for the junk debt used to finance the Blackstone transaction. The bidding frenzy and the effect of the shrinkage of the public market recapitalization drove the NAREIT Equity index to its all time high coincident with the deal. A significant portion of the $41 billion taken out of the market was reinvested in other REITs. Other privatizations were announced later in the period, including Crescent and Archstone, and many more were rumored, but credit spreads began to widen as sub-prime mortgage defaults began to rise. Valuation began to be questioned.

The seven year bull market for REITs had driven values to peak levels relative to Treasury bonds and other equities. However, REITs were fairly valued relative to direct real estate. Indeed, one of the most significant aspects of the Equity Office transaction is that it was the ultimate demonstration of the arbitrage that exists between public and private real estate. This was overwhelmingly the most dramatic price discovery in real estate history, with over 540 office buildings around the country changing hands simultaneously. There was only $0.50 per share, less than 1%, separating the private and public buyers.

Commercial real estate is not directly related to single family residential mortgages which is the sector in which the most egregious erosion of under writing standards occurred. However, the resulting rise in defaults has sobered the debt markets and caused a rediscovery of risk that has spread to other sectors. As a capital intensive industry, commercial real estate had benefited from declining interest rates, so it is not surprising that the markets began to anticipate a fall in prices (i.e. a rise in cap rates) in reaction to the increase in interest costs as credit spreads widened. This process accelerated as the second quarter progressed, and was particularly notable in June. So far the rise in cap rates implied in the fall of REIT share prices has generally not been corroborated in most direct real estate transactions. However, as securities REITs are forward- looking discounting mechanisms, so they are predicting a rise in cap rates in the direct market as a result of the deteriorating credit markets, and the slowing effect that may have on the general economy. Such divergences in pricing are most evident at an inflection point in the cycle.

Real estate operating conditions have been strong in most every property type and region. The usual cause of a downturn in real estate is overbuilding, and with a few exceptions that has not been the case. Though the rate of growth in funds from operations may have peaked, overall prospects are for continued growth of 5-10% in funds from operations, with a concomitant rise in dividends. The sharp fall in REIT prices has thus opened a gap between public and private real estate valuation, so that REITs are selling at 10-20% discounts to net asset value ("NAV"). Meanwhile, the decline has begun to redress some of the premium valuation versus bonds and other stocks. We should not expect REITs to revert to the low relative valuations that prevailed at the beginning of this bull market: through the growth in REITs, real estate is now fully integrated into our capital markets, so a more appropriate valuation reflecting the true long-term risk adjusted returns to real estate is now sustainable. In short, REITs are beginning to achieve attractive valuations as the correction accelerates.

One of the phenomena that have put pressure on US REIT prices is the increasing popularity of investing in overseas real estate, with many investors choosing to sell some of their US holdings to fund this diversification.

                         E.I.I. REALTY SECURITIES TRUST
                          E.I.I. REALTY SECURITIES FUND
                                  JUNE 30, 2007

The E.I.I. International Property Fund and the E.I.I. Global Property Fund provide investors this opportunity, and these funds have grown rapidly.

The Fund made a number of adjustments in its holdings and sector weightings reacting to the rapid price changes up and down during the period. We reduced our office and apartment weightings and increased our holdings in retail malls and shopping centers, as well as industrial holdings. Though we held a number of positions for tactical reasons including possible take-overs, we generally maintained our focus on the top quality companies. This has impaired near-term relative performance as these higher quality companies have had higher valuation and are broadly owned and weighted in the indexes, making them more vulnerable to a group based correction. But as the correction matures, and as the particularly strong operating results we expect are achieved for these companies, we believe our focus on high quality will result in superior relative performance. These are the companies with the best balance sheets and strongest managements which will fare better in a more difficult operating and acquisitions environment.

We thank our investors for the trust you have placed in us.

Sincerely,

/s/ Richard J. Adler

Richard J. Adler
President

                         E.I.I. REALTY SECURITIES TRUST

              E.I.I. REALTY SECURITIES FUND - INSTITUTIONAL SHARES

                                 JUNE 30, 2007

  COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT IN E.I.I. REALTY SECURITIES FUND AND THE NAREIT EQUITY INDEX(1) AND THE WILSHIRE REAL ESTATE
    SECURITIES INDEX(1) FROM INCEPTION (JUNE 11, 1998) THROUGH JUNE 30, 2007

                                  [GRAPHIC OMITTED]
                      EDGAR REPRESENTATION OF DATA POINTS

                    E.I.I. Realty           NAREIT          Wilshire Real Estate
                   Securities Fund        Equity Index          Securities Index
                   ---------------        ------------          ----------------
     6/11/1998          10,000              10,000                    10,000
     6/30/1998          10,260              10,253                    10,253
     7/31/1998           9,650               9,587                     9,539
     8/31/1998           8,940               8,683                     8,548
     9/30/1998           9,390               9,174                     9,027
    10/31/1998           9,213               9,004                     8,903
    11/30/1998           9,415               9,137                     9,071
    12/31/1998           9,306               8,907                     8,941
     1/31/1999           9,112               8,720                     8,747
     2/28/1999           9,000               8,515                     8,678
     3/31/1999           8,908               8,477                     8,631
     4/30/1999           9,801               9,281                     9,551
     5/31/1999          10,039               9,485                     9,712
     6/30/1999           9,728               9,332                     9,547
     7/31/1999           9,382               9,035                     9,182
     8/31/1999           9,309               8,920                     9,044
     9/30/1999           8,910               8,581                     8,636
    10/31/1999           8,613               8,370                     8,475
    11/30/1999           8,571               8,234                     8,342
    12/31/1999           8,955               8,495                     8,656
     1/31/2000           8,987               8,523                     8,691
     2/29/2000           8,847               8,421                     8,525
     3/31/2000           9,256               8,698                     8,899
     4/30/2000           9,856               9,283                     9,533
     5/31/2000           9,933               9,374                     9,648
     6/30/2000          10,336               9,615                     9,973
     7/31/2000          11,163              10,455                    10,868
     8/31/2000          10,690              10,031                    10,477
     9/30/2000          11,141              10,350                    10,818
    10/31/2000          10,631               9,902                    10,348
    11/30/2000          10,876              10,029                    10,581
    12/31/2000          11,591              10,735                    11,316
     1/31/2001          11,501              10,847                    11,429
     2/28/2001          11,264              10,674                    11,192
     3/31/2001          11,321              10,777                    11,201
     4/30/2001          11,582              11,034                    11,467
     5/31/2001          11,798              11,301                    11,788
     6/30/2001          12,490              11,964                    12,421
     7/31/2001          12,181              11,726                    12,173
     8/31/2001          12,616              12,155                    12,598
     9/30/2001          12,009              11,650                    11,851
    10/31/2001          11,627              11,317                    11,407
    11/30/2001          12,288              11,940                    12,147
    12/31/2001          12,578              12,231                    12,499
     1/31/2002          12,625              12,254                    12,553
     2/28/2002          12,812              12,491                    12,840
     3/31/2002          13,573              13,240                    13,630
     4/30/2002          13,561              13,353                    13,712
     5/31/2002          13,703              13,534                    13,850
     6/30/2002          13,975              13,904                    14,134
     7/31/2002          13,248              13,176                    13,259
     8/31/2002          13,176              13,151                    13,264
     9/30/2002          12,698              12,646                    12,678
    10/31/2002          11,925              12,037                    12,048
    11/30/2002          12,458              12,604                    12,644
    12/31/2002          12,510              12,698                    12,829
     1/31/2003          12,073              12,328                    12,454
     2/28/2003          12,192              12,532                    12,637
     3/31/2003          12,311              12,782                    12,958
     4/30/2003          12,773              13,345                    13,504
     5/31/2003          13,523              14,151                    14,279
     6/30/2003          13,805              14,459                    14,558
     7/31/2003          14,545              15,233                    15,402
     8/31/2003          14,639              15,315                    15,567
     9/30/2003          15,125              15,836                    16,091
    10/31/2003          15,229              16,122                    16,336
    11/30/2003          15,963              16,825                    17,043
    12/31/2003          16,493              17,414                    17,585
     1/31/2004       17,081.56              18,167                    18,241
     2/28/2004       17,410.05              18,485                    18,615
     3/31/2004       18,518.71              19,507                    19,715
     4/30/2004       15,780.86              16,663                    16,979
     5/31/2004       16,867.77              17,851                    18,266
     6/30/2004       17,321.80              18,374                    18,808
     7/31/2004       17,610.27              18,434                    18,921
     8/31/2004       19,118.15              19,898                    20,395
     9/30/2004       19,090.48              19,886                    20,356
    10/31/2004       20,240.99              20,952                    21,456
    11/30/2004       21,157.25              21,853                    22,468
    12/31/2004       22,184.07              22,914                    23,708
     1/31/2005       20,278.16              20,990                    21,764
     2/28/2005       20,827.61              21,634                    22,428
     3/31/2005       20,552.89              21,298                    22,186
     4/30/2005       21,754.76              22,431                    23,271
     5/31/2005       22,530.48              23,209                    24,036
     6/30/2005       23,582.02              24,376                    25,320
     7/31/2005       25,312.29              26,115                    27,219
     8/31/2005       24,272.77              25,160                    26,177
     9/30/2005       24,359.40              25,310                    26,271
    10/31/2005       23,925.39              24,711                    25,769
    11/30/2005       25,022.41              25,752                    26,934
    12/31/2005       25,257.89              25,701                    27,044
     1/31/2006       26,959.20              27,577                    28,959
     2/28/2006       27,404.16              28,071                    29,593
     3/31/2006       28,817.55              29,488                    31,212
     4/30/2006       27,822.65              28,391                    30,045
     5/31/2006       27,089.09              27,582                    29,152
     6/30/2006       28,425.21              29,017                    30,849
     7/31/2006       29,295.54              29,996                    31,953
     8/31/2006       30,292.16              31,131                    33,065
     9/30/2006       30,764.25              31,707                    33,687
    10/31/2006       32,820.04              33,693                    35,819
    11/30/2006       34,371.63              35,259                    37,567
    12/31/2006       33,841.88              34,708                    36,741
     1/31/2007       36,981.84              37,631                    40,092
     2/28/2007       36,134.55              36,788                    39,169
     3/31/2007       34,938.37              35,910                    38,061
     4/30/2007       34,942.36              35,903                    38,053
     5/31/2007       34,642.85              35,922                    38,027
     6/30/2007       31,148.61              32,664                    34,464

(1) For the period from June 11, 1998 through June 30, 1998, the Morgan Stanley REIT Index was used to calculate the returns.

--------------------------------------------------------------------------------

                   RETURNS FOR THE PERIODS ENDED JUNE 30, 2007

                                       CUMULATIVE TOTAL RETURN        AVERAGE ANNUAL TOTAL RETURN
                                   -------------------------------   ----------------------------
                                   FISCAL   CALENDAR
                                    YEAR     YEAR-TO-     SINCE       THREE    FIVE      SINCE
                                    6/30      DATE      INCEPTION*    YEARS    YEARS   INCEPTION*
                                   --------------------------------------------------------------
E.I.I. REALTY SECURITIES FUND       9.58%     -7.96%      211.50%    21.61%   17.39%     13.37%

NAREIT Equity Index(1)             12.57%     -5.89%      226.64%    21.14%   18.63%     13.96%

Wilshire Real Estate
Securities Index(1)                11.72%     -6.20%      244.64%    22.37%   19.51%     14.64%

* Inception date was June 11, 1998.

(1) For the period from June 11, 1998 through June 30, 1998, the Morgan Stanley REIT Index was used to calculate the returns.

Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Past performance does not guarantee future results. Investment performance fluctuates. Fund shares, when redeemed, may be worth more or less than original cost. The Fund's performance takes into account all applicable fees and expenses. The benchmarks are widely accepted unmanaged indices of overall market performance and do not take into account charges, fees and other expenses.

--------------------------------------------------------------------------------

                         E.I.I. REALTY SECURITIES TRUST
                       E.I.I. INTERNATIONAL PROPERTY FUND
                                  JUNE 30, 2007

To Our Shareholders of the E.I.I. International Property Fund:

For the fiscal year ended June 30, 2007, the E.I.I. International Property Fund produced a total return of 42.61% compared to the EPRA/NAREIT Global ex US Index return of 34.31%.

The Fund has continued to grow with assets of over $565 million as of June 30. Having completed three years of operations, the Fund received 5 stars as its initial rating from Morningstar.

Notwithstanding the strong performance since inception, during the period a significant correction occurred, accelerating as the period drew to a close. The weakness was concentrated in Europe, with returns in Asia remaining up over 10%, though declines were registered in Asia as well near the end. Some profit taking was inevitable after the extraordinary gains the sector had achieved in recent years. In addition to technical factors, risk premiums in global financial markets are rising triggered initially by sub-prime mortgage defaults in the US. As a capital intensive asset class, real estate valuations are impacted by the rise in financing costs notwithstanding strong fundamentals.

EUROPE

The sell-off that began in March in the UK continued through the end of the second quarter, with the UK property companies falling nearly 15% in local terms. While the range of declines was wide for our holdings, the selling seemed to be widespread and indiscriminate for the sector. Some of this may have been the result of portfolio rebalancing after last year's 48% increase; however, it appeared to be more related to concerns about rising interest rates in the UK and a US sub-prime market meltdown. Conversely, the UK office market continued to show solid growth, with rental rates rising to a new high in the West End of London to (pound)140 psf (USD $280) and declining availability of space. Commercial office buildings traded below 4% yields, and the purchase prices for top quality locations reached the $2,000 per square foot level. The housing market in the UK appears to be showing some signs of weakness, but the most recent house price data suggests that the rate of growth is stable - but growing nonetheless. With most UK property companies now trading at substantial discounts to NAV (10-25%), while the underlying property fundamentals remain healthy, this market should begin to attract global value investors.

The rest of Europe experienced a similar phenomenon of declining share prices in the property sector while the underlying real estate markets and the broader equity markets in general continued to improve as well. The largest property company in France, Unibail, merged with the largest Dutch company, Rodamco, to form one of the world's largest REIT-type companies. After the combination that occurred in mid-June, the new entity represented over 17% of the European property benchmark, forcing most investors to sell, given it exceeded 10% of the benchmark and their portfolios. This selling pressure contributed to a decline in Unibail's share price of nearly 20%, making the addition of Rodamco, arguably Europe's best shopping center portfolio, appear to be a value-destroying event. The remaining French property companies, now all REITs (or SIICs as they are known in France), experienced similar declines despite rising rental rates, declining vacancies, rising valuations, and an improving political environment. As in the case of the UK, the share prices for the French companies remain very attractive and we expect them to recover after the summer holidays.

Germany formally announced that the REIT structure would become available later in the year retroactive to January 1 of 2007. Despite this favorable legislation for the property sector, the property company shares of all German companies fell substantially -15-22% - at the same time that office rental rates rose and vacancies declined. For the first time in many years, the German property market appears to be recovering and working off the excessive office supply in the major cities.

Italy has also announced a REIT structure and plans to have it in place by year-end. As in the case of Germany, the real estate companies sold off from 15-30% while the real estate markets continued to improve. These

                         E.I.I. REALTY SECURITIES TRUST
                       E.I.I. INTERNATIONAL PROPERTY FUND
                                  JUNE 30, 2007

companies are now trading well below their year-end appraised values, some by as much as 50%, and this value gap should attract private equity and property fund investors who are having difficulty finding investment opportunities in the direct market.

ASIA

Unlike in Europe and the US, markets in Asia continued to expand in most cases, indicating that the economic activity in the region is not as dependent on the US and European economies as in the past. Japan's property market was the only exception, declining as a result of profit-taking after the strong first quarter and concerns about the resilience of the Japanese consumer.

Japan's property market declined during the period, most probably the result of profit-taking after the previous strong performance. The office market continued to strengthen as vacancy rates fell and rental rates increased by 3.6% over the period in the aggregate, with new buildings able to command rental rate increases of 7%. Building purchases have occurred at 3-4% net yields and investor demand remains strong. Land is in very short supply and the government has begun to sell some of its inventory to encourage new supply, but this should not materially affect the current supply shortfall. The lack of office space (vacancy is actually nil in the prime locations) is impeding business expansion in Tokyo's central business district and landlords are finally in a strong position to raise rents substantially. The retail and residential markets are showing gradual improvement, but the recent pension fund scandal and fears of a US economic slowdown may cause this positive trend to stall, although residential orders for new homes rose 7% in June. The share price for one of our largest holdings in Japan, Aeon Mall, rose nearly 10% during the period, while the large cap companies and housing developers experienced either no gain or declines in their share prices.

Hong Kong continues to benefit from its proximity to China and its enhanced status as the financial center and gateway for this massive emerging economy. During the period, the Chinese government announced a program to encourage investment outside of China to reduce its $1.3 trillion foreign exchange reserve account. This investment program allows for mainland institutions to invest initially through the Hong Kong market, and it is now clear that the government views Hong Kong as its primary financial center - the "New York" of China. Office rents in this city are expected to increase 25% through the end of the year and no meaningful additions to supply are expected for the next several years. Office rents are also improving in the secondary locations such as Tsim Sha Tsui and Kowloon as tenants seek space at lower costs than the center of Hong Kong, where rents are now approaching US$200 psf per year.

Singapore remains the lion of Asia as it continues to attract fund management businesses and benefit from a recovering economy. Office vacancy rates are nearing zero and additions to supply will not begin to arrive until 2009. Rental rates for office space rose nearly 17% during the period and foreign investor appetite for property remained strong. A German investor group purchased a relatively low quality building in a secondary location for nearly SGD 2,000 psf (US$1,100), more than double its value several years ago. The government recently lowered its income tax rate to 18% to make it more competitive with Hong Kong's 17.5% maximum tax rate, and the result may be to over-stimulate demand. The luxury residential market is equally in demand, but it should be noted that this comes after 5 years of no growth in home prices. Despite the recent surge in home prices to nearly $1,000 psf for high quality apartments, the prices remain 23% below the 1996 peak.

China's economy apparently cannot be dampened by government efforts, and this has translated into strong demand for housing. The government has raised interest rates and reserve requirements, re-introduced anti-speculative development measures, and is generally discouraging property development of any kind at the national level. However, the net result has been to strengthen the better quality developers at the expense of the weaker ones - overall a positive end result. After declining early in the year, the residential developers rose strongly, as evidenced by the fund's holding in China Overseas Land, up over 22% during the period.

                         E.I.I. REALTY SECURITIES TRUST
                       E.I.I. INTERNATIONAL PROPERTY FUND
                                  JUNE 30, 2007

The smaller emerging markets, Malaysia, Thailand and the Philippines, far outperformed the developed markets as the growth in the local economies led to increased appetite for property and property shares alike. The Malaysian market is benefiting from its own recovery as well as that of Singapore, its neighbor to the south. Thailand is still suffering under the recently installed military junta, but the underlying economic strength remains intact. The Philippines is benefiting from overseas workers remittances which are an important part of the economy and have stimulated demand for office, retail and residential space. People are this country's most important export, and the wages they earn in other countries permit them to purchase houses in their home country.

With the spread of REIT-type structures around the world, there have been numerous IPO opportunities, including the largest property companies in Russia and India with market caps of $14 billion and $23 billion, respectively. Despite the general high quality of the companies, we have not invested primarily because of our concern over valuation and the companies' ability to achieve their operating objectives. Neither of these markets provides property owners with the level of security of interest in their property holdings as we find in other markets, including China.

We have maintained relatively high cash levels for both defensive purposes and to have funds available to take advantage of numerous new offerings in Europe and Asia. The sell-off in the UK and Europe has created more buying opportunities while the strength of Asia during the second quarter has caused us to re-evaluate all of our positions to ensure that the upside potential remains. We are broadening our review of the Asian and eastern European markets and would expect to have companies from these regions in our portfolio by year-end.

We thank you for your support and the confidence you have placed in us.

Sincerely,

/s/ Richard J. Adler

Richard J. Adler
President

                         E.I.I. REALTY SECURITIES TRUST
            E.I.I. INTERNATIONAL PROPERTY FUND - INSTITUTIONAL SHARES
                                  JUNE 30, 2007

      COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT IN E.I.I. INTERNATIONAL PROPERTY FUND, THE EPRA / NAREIT GLOBAL EX US INDEX(1) AND THE 60/40 CUSTOM BENCHMARK(2) FROM INCEPTION (JULY 1, 2004) THROUGH JUNE 30, 2007

                                  [GRAPHIC OMITTED]
                      EDGAR REPRESENTATION OF DATA POINTS

              E.I.I. International     EPRA / NAREIT                60/40
                  Property Fund      Global Index ex NA        Custom Benchmark
                  -------------      ------------------        ----------------
    6/30/2004      10,000.00             10,000                  10,000
    7/31/2004       9,850.00             10,124                  10,104
    8/31/2004      10,060.00             10,449                  10,418
    9/30/2004      10,310.00             10,682                  10,689
   10/31/2004      10,730.00             11,020                  11,044
   11/30/2004      11,900.00             12,111                  12,173
   12/31/2004      12,661.10             12,813                  12,971
    1/31/2005      12,701.29             12,682                  12,801
    2/28/2005      13,022.84             12,859                  13,045
    3/31/2005      12,661.10             12,403                  12,564
    4/30/2005      12,746.75             12,629                  12,821
    5/31/2005      12,827.29             12,666                  12,942
    6/30/2005      12,968.25             12,972                  13,192
    7/31/2005      13,572.36             13,317                  13,485
    8/31/2005      13,914.69             13,595                  13,794
    9/30/2005      14,579.22             14,098                  14,235
   10/31/2005      14,095.93             13,606                  13,651
   11/30/2005      14,458.39             13,931                  13,960
   12/31/2005      15,365.32             15,085                  14,908
    1/31/2006      16,786.33             16,064                  15,986
    2/28/2006      17,154.36             16,473                  16,550
    3/31/2006      18,248.23             17,144                  17,311
    4/30/2006      18,422.03             17,530                  17,664
    5/31/2006      17,491.72             16,764                  17,050
    6/30/2006      18,043.77             17,147                  17,409
    7/31/2006      18,667.38             17,780                  18,195
    8/31/2006      19,587.46             18,404                  18,703
    9/30/2006      20,497.32             18,842                  19,250
   10/31/2006      21,437.84             19,841                  20,298
   11/30/2006      22,715.73             20,908                  21,456
   12/31/2006      24,549.98             22,293                  22,993
    1/31/2007      24,760.70             22,649                  23,132
    2/28/2007      25,719.52             23,298                  23,643
    3/31/2007      26,572.98             23,900                  24,426
    4/30/2007      26,825.85             24,202                  24,500
    5/31/2007      27,373.75             24,512                  24,600
    6/30/2007      25,730.06             23,031                  22,850



Note: (1) European Public Real Estate Association (EPRA) - EPRA / NAREIT Global ex US Index in USD

      (2) EPRA Europe Index 60% and EPRA Asia Index 40% in USD. The benchmark is customized to more closely reflect the regional allocation of the Fund. The index is a passively managed portfolio that does not include account charges, fees and other expenses.

--------------------------------------------------------------------------------
                   RETURNS FOR THE PERIODS ENDED JUNE 30, 2007

                                                                                    AVERAGE ANNUAL
                                              CUMULATIVE TOTAL RETURN                TOTAL RETURN
                                   ---------------------------------------------   ----------------
                                                    CALENDAR
                                    FISCAL YEAR     YEAR-TO-         SINCE
                                        6/30         DATE          INCEPTION*      SINCE INCEPTION*
                                   ---------------------------------------------   ----------------
E.I.I. INTERNATIONAL PROPERTY
FUND                                  42.61%          4.81%          157.30%            37.07%

EPRA / NAREIT Global ex
US Index(1)                           34.31%          3.84%          128.54%            32.09%

60/40 Custom Benchmark(2)             31.25%         -0.62%          130.31%            31.75%

* Inception date was July 1, 2004.

(1) European Public Real Estate Association (EPRA) - EPRA / NAREIT Global ex US Index in USD

(2) EPRA Europe Index 60% and EPRA Asia Index 40% in USD. The benchmark is customized to more closely reflect the regional allocation of the Fund.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance does not guarantee future results. Investment performance fluctuates. Fund shares, when redeemed, may be worth more or less than original cost. The Fund's performance takes into account all applicable fees and expenses. The benchmarks are unmanaged indices of overall market performance and do not take into account charges, fees and other expenses.

--------------------------------------------------------------------------------

                         E.I.I. REALTY SECURITIES TRUST
                          E.I.I. GLOBAL PROPERTY FUND
                                 JUNE 30, 2007

To Our Shareholders of the E.I.I. Global Property Fund:

The E.I.I. Global Property Fund was established on February 1, 2007. Assets at the end of June exceeded $70 million. Since inception the Fund returned a decline of 3.90% compared to a decline of 5.60% in the EPRA Global Index.

The Fund got off to a strong start, but was caught in the correction in the US and European property securities markets which accelerated towards the end of the period. The decline occurred in contrast to strength in other equities markets in the respective regions, and demonstrated that property securities are not closely correlated with general equities markets. The decline was due in part to the emerging sub-prime mortgage crisis in the US, which has triggered a widening of credit spreads worldwide. The rising cost of borrowing has pressured real estate securities values despite solid fundamentals.

Unlike Europe and the US, markets in Asia continued to rise in most cases, indicating that the economic activity in the region is not as dependent on the US and European markets as in the past. Japan's property market was the only exception, declining as a result of profit-taking and concerns about the resilience of the Japanese consumer.

Despite the general underperformance of global property securities, property market fundamentals continue to strengthen. Our estimates of rising property rents and values on a per share basis exceed share prices.

EUROPE

In the UK, the sell-off that began in March continued through the end of the second quarter, with property companies falling 15% in local terms. It appeared to be the result of portfolio rebalancing after last year's 48% gains, and to concerns about rising interest rates in the UK and US. However, the UK office market continued to show solid growth, with commercial office buildings trading below 4% yields and purchase prices for top quality locations exceeding $2,000 per square foot. Though there are some signs of weakness in housing prices, the most recent data indicates stable growth. As a result of the share price declines, most UK property companies are trading at NAV discounts of 10-25%.

In France, Unibail - the largest property company in the country - merged with the largest Dutch company, Rodamco, to form one of the world's largest REIT-type companies. Technical pressure from the transaction, including the over-sized 17% weighting of the combined companies in the indexes, caused the share price to decline nearly 20%, despite the strong fundamentals and improving political environment. Other French SIICs (the equivalent of REITs) experienced similar declines despite rising rental rates and declining vacancies.

The rest of Europe experienced a similar phenomenon of declining share prices in the property sector while the underlying real estate markets and broader equity markets continued to improve.

Germany and Italy have approved REIT structures, which should expand our investment opportunities in the future. Eastern European economies are also beckoning.

U.S

US property securities peaked on February 7, the day the bidding war between Blackstone and Vornado for the largest REIT, Equity Office Properties, was decided. At over $41 billion, this was the largest private equity transaction in history. The bidding frenzy and technical pressures on valuation resulting from this transaction were unsustainable. From a peak of up over 13%, the correction brought the NAREIT Equity Index to -7.96% for the period. The decline was precipitated by profit-taking, negative funds flows, rising interest rates, high

                         E.I.I. REALTY SECURITIES TRUST
                           E.I.I. GLOBAL PROPERTY FUND
                                  JUNE 30, 2007

valuation compared to other stocks and bonds, and concerns that we are in the latter stages of the real estate cycle in the US.

One cause for the accelerating correction in US real estate securities prices is the fallout in the US housing market. However, there is very little similarity or statistical correlation between the fundamental and cyclical drivers of the single-family housing market and income-producing commercial real estate.

Mall and shopping center stocks underperformed on concern over the sustainability of consumer spending, though retail sales trends have remained positive. Apartment rent rate growth was negatively impacted by slower job growth and condo reversions back to rentals, but two announced privatizations resulted in out-performance for the sector. Office outperformed as fundamentals remained the strongest with rising rental rates in most markets, particularly supply constrained coastal markets like New York, Boston, Seattle, and West L.A.

There has been a rotation out of the US real estate securities markets into foreign markets. This has resulted in part because the US markets were perceived as further along in the economic and real estate cycles, whereas the foreign markets were newly benefiting from the spread of the REIT structure. The relative valuations were significant: in the US private financially driven buyers were buying public companies, and overseas public globally sourced capital was buying private real estate resulting in IPO's and strategic acquisitions by pubic real estate companies. Mindful of these dynamics, the fund over-weighted foreign markets, particularly Asia, during the period. As the US REIT market corrects with the impact of the widening credit spreads, US REITs will re-emerge as the best operated and most conservatively financed participants in the real estate markets. Valuation underpinnings will be reestablished relative to other stocks and bonds as well as the underlying real estate, where by the end of the period significant discounts to NAV were already evident.

ASIA

Asian real estate securities markets rose almost through the end of the period manifesting the strong growth prospects for the region. The Fund was overweight in these markets.

Japan's property market was strong early in the period, then experienced profit taking. The Tokyo office market continued to strengthen as vacancy rates fell and retail rates increased by 3.6% over the period. With a shortage of land and full occupancies, landlords are in a strong position to raise rents substantially.

Hong Kong continues to benefit from its proximity to China and its enhanced status as the financial center and gateway for this massive emerging economy. Office rents are expected to increase 25% through the end of the year, and no meaningful additions to supply are expected for the next several years.

Singapore continues to attract fund management business and benefit from a recovering economy as well as tax rates that are now competitive with Hong Kong. Office rents rose 17% in the period, and the luxury residential market is equally in demand following 5 years of flat home prices.

China's economy apparently cannot be dampened by government efforts, and this has translated into strong demand for housing. Government efforts to discourage property development have had the effect of strengthening the better quality developers. The Fund's position in China Overseas Land was up nearly 40%.

The smaller emerging markets, Thailand, and the Philippines, far out-performed the developed markets because of strong economic growth. The Fund has generated strong returns in these markets.

The Fund maintains a strong cash position in view of the rapidly changing conditions in the markets. The spread of the REIT structures around the world, together with the diverging growth rates and valuation in the various regions, are creating exciting investment opportunities for the Fund in the future.

                         E.I.I. REALTY SECURITIES TRUST
                           E.I.I. GLOBAL PROPERTY FUND
                                  JUNE 30, 2007

We thank you for the support and confidence you have placed in us.

Sincerely,

/s/ Richard J. Adler

Richard J. Adler
President

                         E.I.I. REALTY SECURITIES TRUST
               E.I.I. GLOBAL PROPERTY FUND - INSTITUTIONAL SHARES
                                  JUNE 30, 2007

   COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT IN E.I.I. GLOBAL PROPERTY FUND AND THE EPRA / NAREIT GLOBAL INDEX FROM INCEPTION (FEBRUARY 1,
                           2007) THROUGH JUNE 30, 2007

                                  [GRAPHIC OMITTED]
                      EDGAR REPRESENTATION OF DATA POINTS

                   E.I.I. Global              FTSE EPRA /
                   Property Fund         NAREIT Global Index
     2/1/2007         10,000.00                  10,000
    2/28/2007         10,045.00                   9,958
    3/31/2007         10,155.00                  10,020
    4/30/2007         10,225.00                  10,096
    5/31/2007         10,335.00                  10,179
    6/30/2007          9,610.00                   9,434



Note: (1) European Public Real Estate Association (EPRA) - FTSE EPRA / NAREIT
          Global Index in USD

--------------------------------------------------------------------------------
                   RETURNS FOR THE PERIODS ENDED JUNE 30, 2007

                                                                                   AVERAGE ANNUAL TOTAL
                                                     CUMULATIVE TOTAL RETURN              RETURN
                                            ------------------------------------   ---------------------
                                             FISCAL     CALENDAR
                                              YEAR      YEAR-TO-       SINCE
                                              6/30*       DATE*      INCEPTION*      SINCE INCEPTION*
                                            ------------------------------------------------------------
E.I.I. GLOBAL PROPERTY FUND                  -3.90%      -3.90%        -3.90%             -3.90%

EPRA / NAREIT Global Index(1)                -5.66%      -5.66%        -5.66%             -5.66%

* Inception date was February 1, 2007.

(1) European Public Real Estate Association (EPRA) - EPRA / NAREIT Global Index in USD.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance does not guarantee future results. Investment performance fluctuates. Fund shares, when redeemed, may be worth more or less than original cost. The Fund's performance takes into account all applicable fees and expenses. The benchmarks are unmanaged indices of overall market performance and do not take into account charges, fees and other expenses.

--------------------------------------------------------------------------------

                         E.I.I. REALTY SECURITIES TRUST
                               AS OF JUNE 30, 2007

E.I.I. REALTY SECURITIES FUND
SECTORS 1

Regional Malls ...................................................        16.42%
Apartments .......................................................        13.62%
Industrials ......................................................        13.57%
Shopping Centers .................................................        12.95%
Office Property ..................................................        11.56%
Healthcare .......................................................         7.35%
Diversified ......................................................         7.27%
Hotels & Lodging .................................................         7.12%
Self Storage .....................................................         4.90%
Single Family Housing ............................................         1.00%
Short Term Investments & Rights ..................................         3.68%
                                                                     ----------
Subtotal .........................................................        99.44%
Other Assets In Excess Of Liabilities ............................         0.56%
                                                                     ----------
Total                                                                    100.00%
                                                                     ==========
E.I.I. GLOBAL PROPERTY FUND
COUNTRIES 1

United States ....................................................        24.04%
Hong Kong ........................................................        11.94%
France ...........................................................        11.15%
Japan ............................................................         9.92%
United Kingdom ...................................................         8.43%
Singapore ........................................................         7.79%
Italy ............................................................         6.12%
Spain ............................................................         4.20%
Luxembourg .......................................................         2.29%
Germany ..........................................................         1.99%
Philippines ......................................................         1.63%
Thailand .........................................................         1.52%
Short Term Investments & Rights ..................................         9.31%
                                                                     ----------
Subtotal .........................................................       100.33%
Other Liabilities In Excess Of Assets ............................        -0.33%
                                                                     ----------
Total                                                                    100.00%
                                                                     ==========
E.I.I. INTERNATIONAL PROPERTY FUND
COUNTRIES 1

Japan ............................................................        15.79%
Hong Kong ........................................................        14.84%
France ...........................................................        14.64%
United Kingdom ...................................................        13.79%
Singapore ........................................................        11.77%
Italy ............................................................         6.47%
Spain ............................................................         3.76%
Luxembourg .......................................................         2.35%
Germany ..........................................................         2.20%
Philippines ......................................................         1.95%
Thailand .........................................................         1.92%
Malaysia .........................................................         0.97%
Australia ........................................................         0.52%
Short Term Investments & Rights ..................................         9.84%
                                                                     ----------
Subtotal .........................................................       100.81%
Other Liabilities In Excess Of Assets ............................        -0.81%
                                                                     ----------
Total                                                                    100.00%
                                                                     ==========

1 As a percentage of Net Assets as of June 30, 2007. Holdings are subject to change.

                  E.I.I. REALTY SECURITIES TRUST EXPENSE TABLE

As a Shareholder of the Funds, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing cost of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The line entitled "Actual Fund Return," provides information about actual account values and actual expenses. This information, together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the cost shown for your share class in the row entitled "Expenses Paid During Period" to estimate the expenses incurred on your account during this period.

The line entitled "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing cost of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different Funds. In addition, if these transactional costs were included, your cost would have been higher.

DISCLOSURE OF FUND EXPENSES

                                                    FOR THE PERIOD JANUARY 1, 2007 TO JUNE 30, 2007
EXPENSE TABLE
                                                    BEGINNING    ENDING     EXPENSES
                                                     ACCOUNT     ACCOUNT      PAID      ANNUALIZED
                                                      VALUE       VALUE      DURING      EXPENSE
                                                    1/1/2007    6/30/2007    PERIOD*      RATIO
                                                    ---------   ---------   --------   -----------
E.I.I. REALITY SECURITIES FUND
Actual Fund Return ..............................   $1,000.00   $  920.40    $4.76        1.00%
Hypothetical 5% Return ..........................   $1,000.00   $1,019.84    $5.01        1.00%

E.I.I. INTERNATIONAL PROPERTY FUND
Actual Fund Return ..............................   $1,000.00   $1,048.10    $5.08        1.00%
Hypothetical 5% Return ..........................   $1,000.00   $1,019.84    $5.01        1.00%

E.I.I. GLOBAL PROPERTY FUND**
Actual Fund Return ..............................   $1,000.00   $  961.00    $4.03        1.00%
Hypothetical 5% Return ..........................   $1,000.00   $1,016.44    $4.14        1.00%

* Expenses are equal to each Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year or applicable period, then divided by 365 days.

** The Fund commenced operations on February 1, 2007.

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                             SCHEDULE OF INVESTMENTS

                                  JUNE 30, 2007

                                                        SHARES         VALUE
                                                      ----------   ------------
REAL ESTATE INVESTMENT TRUSTS - 95.76%

APARTMENTS - 13.62%
AvalonBay Communities, Inc.                               13,462   $  1,600,363
BRE Properties, Inc., Class A                             15,600        924,924
Camden Property Trust                                      6,600        442,002
Essex Property Trust, Inc.                                 4,900        569,870
Post Properties, Inc.                                      5,700        297,141
                                                                   ------------

Total Apartments                                                      3,834,300
                                                                   ------------

DIVERSIFIED - 7.27%
Vornado Realty Trust                                      18,639      2,047,308
                                                                   ------------

Total Diversified                                                     2,047,308
                                                                   ------------

HEALTHCARE - 7.35%
Health Care REIT, Inc.                                    21,300        859,668
Nationwide Health Properties, Inc.                        24,500        666,400
Ventas, Inc.                                              15,000        543,750
                                                                   ------------

Total Healthcare                                                      2,069,818
                                                                   ------------

HOTELS & LODGING - 7.12%
Host Hotels & Resorts Inc.                                53,154      1,228,920
Lasalle Hotel Properties                                   5,200        225,784
Starwood Hotels & Resorts Worldwide, Inc.                  8,200        549,974
                                                                   ------------

Total Hotels & Lodging                                                2,004,678
                                                                   ------------

INDUSTRIALS - 13.57%
AMB Property Corp.                                         8,900        473,658
Brookfield Properties Corp.                               37,811        919,185
ProLogis                                                  42,622      2,425,192
                                                                   ------------

Total Industrials                                                     3,818,035
                                                                   ------------

OFFICE PROPERTY - 11.56%
Alexandria Real Estate Equities, Inc.                      4,400        426,008
BioMed Realty Trust, Inc.                                 11,900        298,928
Highwoods Properties, Inc.                                 7,900        296,250
Kilroy Realty Corp.                                        7,600        538,384
Mack-Cali Realty Corp.                                     6,500        282,685
SL Green Realty Corp.                                     11,400      1,412,346
                                                                   ------------

Total Office Property                                                 3,254,601
                                                                   ------------

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                       SCHEDULE OF INVESTMENTS (CONTINUED)

                                  JUNE 30, 2007

                                                        SHARES         VALUE
                                                      ----------   ------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)

REGIONAL MALLS - 16.42%
General Growth Properties, Inc.                           21,500   $  1,138,425
Macerich Co. (The)                                         7,600        626,392
Simon Property Group, Inc.                                21,536      2,003,709
Taubman Centers, Inc.                                     17,200        853,292
                                                                   ------------

Total Regional Malls                                                  4,621,818
                                                                   ------------

SELF STORAGE - 4.90%
Public Storage, Inc.                                      17,933      1,377,612
                                                                   ------------

Total Self Storage                                                    1,377,612
                                                                   ------------

SHOPPING CENTERS - 12.95%
Developers Diversified Realty Corp.                       11,277        594,411
Federal Realty Investment Trust                           10,600        818,956
Kimco Realty Corp.                                        25,564        973,221
Regency Centers Corp.                                     11,833        834,227
Tanger Factory Outlet Centers, Inc.                       11,300        423,185
                                                                   ------------

Total Shopping Centers                                                3,644,000
                                                                   ------------

SINGLE FAMILY HOUSING - 1.00%
National Retail Properties, Inc.                          12,800        279,808
                                                                   ------------

Total Single Family Housing                                             279,808
                                                                   ------------

TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $17,380,820)                                                   26,951,978
                                                                   ------------

SHORT TERM INVESTMENT - 3.68%
BlackRock Liquidity Funds Treasury Trust Fund          1,035,082      1,035,082
                                                                   ------------

TOTAL SHORT TERM INVESTMENT (Cost $1,035,082)                         1,035,082
                                                                   ------------

TOTAL INVESTMENTS - 99.44% (Cost $18,415,902)                        27,987,060

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.56%                           158,660
                                                                   ------------

NET ASSETS - 100.00%                                               $ 28,145,720
                                                                   ============

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                       E.I.I. INTERNATIONAL PROPERTY FUND

                             SCHEDULE OF INVESTMENTS

                                  JUNE 30, 2007

                                                        SHARES         VALUE
                                                      ----------   ------------
COMMON STOCKS - 90.97%

AUSTRALIA - 0.52%
Westfield Group                                          174,968   $  2,962,916
                                                                   ------------

Total Austrailia (Cost $2,280,172)                                    2,962,916
                                                                   ------------
FRANCE - 14.64%
Icade                                                    239,700     18,549,524
Klepierre                                                115,611     19,662,489
Nexity                                                   167,300     14,019,995
Societe de la Tour Eiffel                                 29,954      4,409,521
Unibail                                                  103,017     26,455,462
                                                                   ------------
Total France
(Cost $73,928,315)                                                   83,096,991
                                                                   ------------
GERMANY - 2.20%
DIC Asset AG                                             353,067     12,493,052
                                                                   ------------

Total Germany (Cost $11,231,814)                                     12,493,052
                                                                   ------------
HONG KONG - 14.84%
China Overseas Land & Investment, Ltd.                 9,450,000     14,746,927
Hang Lung Properties, Ltd.                             4,075,000     14,047,410
Hysan Development Co., Ltd.                            4,252,184     11,313,195
Kerry Properties, Ltd.                                 2,439,027     15,318,209
Lifestyle International Holdings, Ltd.                 4,294,500     16,671,750
Shangri-La Asia, Ltd.                                  5,011,685     12,115,894
                                                                   ------------

Total Hong Kong
(Cost $56,907,791)                                                   84,213,385
                                                                   ------------
ITALY - 6.47%
Aedes SpA Ligure Lombarda per Impresee Costruzioni     1,556,408     11,645,103
Immobiliare Grande Distribuzione                       2,580,059     10,592,863
Risanamento SpA*                                       1,970,150     14,514,570
                                                                   ------------

Total Italy
(Cost $32,994,827)                                                   36,752,536
                                                                   ------------
JAPAN - 15.79%
AEON Mall Co., Ltd.                                      470,000     14,424,066
Daiwa House Industry Co., Ltd.                         1,064,000     15,180,922
Diamond City Co., Ltd.                                   398,800      9,623,256
Joint Corp.                                              425,000     13,318,353
Mitsubishi Estate Co., Ltd.                              352,000      9,548,565
Mitsui Fudosan Co., Ltd.                                 505,800     14,171,165

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                       E.I.I. INTERNATIONAL PROPERTY FUND

                       SCHEDULE OF INVESTMENTS (CONTINUED)

                                  JUNE 30, 2007

                                                        SHARES         VALUE
                                                      ----------   ------------
COMMON STOCKS (CONTINUED)

JAPAN (CONTINUED)
Tokyu Land Corp.                                       1,255,000   $ 13,343,172
                                                                   ------------

Total Japan
(Cost $80,915,321)                                                   89,609,499
                                                                   ------------
LUXEMBOURG - 2.34%
Orco Property Group                                       84,000     13,307,223
                                                                   ------------

Total Luxembourg
(Cost $13,776,439)                                                   13,307,223
                                                                   ------------
MALAYSIA - 0.97%
SP Setia Berhad                                        2,200,000      5,511,948
                                                                   ------------

Total Malaysia (Cost $5,710,517)                                      5,511,948
                                                                   ------------
PHILIPPINES - 1.95%
Megaworld Corp.*                                      94,000,000      8,129,730
Robinsons Land Corp.                                   6,980,482      2,943,122
                                                                   ------------

Total Philippines
(Cost $7,443,542)                                                    11,072,852
                                                                   ------------
SINGAPORE - 11.77%
Capitaland, Ltd.                                       2,289,000     12,122,593
City Developments, Ltd.                                1,000,000     11,311,256
Hongkong Land Holdings, Ltd.                           3,935,000     17,707,500
Keppel Land, Ltd.                                      2,184,000     12,494,687
Wing Tai Holdings, Ltd.                                5,063,600     13,176,716
                                                                   ------------

Total Singapore
(Cost $49,875,745)                                                   66,812,752
                                                                   ------------
SPAIN - 3.76%
Renta Corp Real Estate SA                                232,000      9,086,489
Sol Melia, SA                                            550,000     12,256,226
                                                                   ------------

Total Spain
(Cost $18,236,089)                                                   21,342,715
                                                                   ------------
THAILAND - 1.92%
Central Pattana Public Co., Ltd.                       3,764,464      2,889,451
Central Pattana Public Co., Ltd. NVDR                 10,302,136      7,982,104
                                                                   ------------

Total Thailand (Cost $9,478,203)                                     10,871,555
                                                                   ------------

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                       E.I.I. INTERNATIONAL PROPERTY FUND

                       SCHEDULE OF INVESTMENTS (CONTINUED)

                                  JUNE 30, 2007

                                                        SHARES         VALUE
                                                      ----------   ------------

COMMON STOCKS (CONTINUED)

UNITED KINGDOM - 13.80%
British Land Co. plc                                     789,744   $ 21,232,233
Capital & Regional plc                                   401,571      9,370,151
Derwent Valley Holdings plc                              107,660      3,963,647
Great Portland Estates plc                               991,499     13,179,007
Hammerson plc                                            500,200     14,391,212
Land Securities Group plc                                 50,854      1,778,390
Minerva plc*                                           1,500,000     10,638,618
Quintain Estates & Development plc                       230,668      3,750,981
                                                                   ------------

Total United Kingdom
(Cost $66,785,412)                                                   78,304,239
                                                                   ------------

TOTAL COMMON STOCKS (Cost $429,564,187)                             516,351,663
                                                                   ------------
RIGHTS - 0%
Westfield Group, Expires 07/06/2007*                      45,649             --
                                                                   ------------

TOTAL RIGHTS (Cost $ -)                                                      --
                                                                   ------------
SHORT TERM INVESTMENT - 9.84%
PNC Bank Money Market Fund                            55,865,368     55,865,368
                                                                   ------------

TOTAL SHORT TERM INVESTMENT (Cost $55,865,368)                       55,865,368
                                                                   ------------

TOTAL INVESTMENTS - 100.81% (Cost $485,429,555)                     572,217,031

OTHER LIABILITIES IN EXCESS OF ASSETS - (0.81%)                      (4,579,129)
                                                                   ------------

NET ASSETS - 100.00%                                               $567,637,902
                                                                   ============

*     Denotes non-income producing security.

NVDR  Non-Voting Depositary Receipt

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                       E.I.I. INTERNATIONAL PROPERTY FUND

                       SCHEDULE OF INVESTMENTS (CONTINUED)

                                  JUNE 30, 2007

                                                        % OF
SECTOR DIVERSIFICATION                               NET ASSETS        VALUE
----------------------                              ------------   ------------

COMMON STOCKS:
Real Estate .....................................        81.06%    $460,126,871
Consumer Cyclicals ..............................         9.91%      56,224,792
                                                    ----------     ------------
Total Common Stock ..............................        90.97%     516,351,663
Short Term Investment ...........................         9.84%      55,865,368
                                                    ----------     ------------

TOTAL INVESTMENTS ...............................       100.81%     572,217,031
OTHER LIABILITIES ...............................        (0.81%)     (4,579,129)
                                                    ----------     ------------

NET ASSETS ......................................       100.00%    $567,637,902
                                                    ==========     ============

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. GLOBAL PROPERTY FUND

                            SCHEDULE OF INVESTMENTS

                                 JUNE 30, 2007

                                                        SHARES        VALUE
                                                      ----------   ------------
COMMON STOCKS - 66.98%

FRANCE - 11.15%
Icade                                                     19,400   $  1,501,296
Klepierre                                                 11,400      1,938,850
Nexity                                                    20,200      1,692,791
Unibail                                                   10,950      2,812,034
                                                                   ------------
Total France (Cost $8,377,092)                                        7,944,971
                                                                   ------------
GERMANY - 1.99%
DIC Asset AG                                              40,000      1,415,375
                                                                   ------------
Total Germany
(Cost $1,633,888)                                                     1,415,375
                                                                   ------------
HONG KONG - 11.94%
China Overseas Land & Investment, Ltd.                   837,500      1,306,937
Hang Lung Properties, Ltd.                               415,000      1,430,595
Hongkong Land Holdings, Ltd.                             370,000      1,665,000
Kerry Properties, Ltd.                                   208,061      1,306,718
Lifestyle International Holdings, Ltd.                   386,000      1,498,497
Shangri-La Asia, Ltd.                                    537,400      1,299,180
                                                                   ------------
Total Hong Kong (Cost $7,505,387)                                     8,506,927
                                                                   ------------
ITALY - 6.12%
Aedes SpA Ligure Lombarda per Imprese e Costruzioni      166,000      1,242,018
Immobiliare Grande Distribuzione                         351,100      1,441,500
Risanamento SpA*                                         228,000      1,679,731
                                                                   ------------
Total Italy (Cost $5,332,018)                                         4,363,249
                                                                   ------------
JAPAN - 9.92%
AEON Mall Co., Ltd.                                       29,000        889,995
Daiwa House Industry Co., Ltd.                           115,000      1,640,795
Diamond City Co., Ltd.                                    42,000      1,013,482
Joint Corp.                                               45,700      1,432,115
Mitsubishi Estate Co., Ltd.                               25,500        691,728
Mitsui Fudosan Co., Ltd.                                  50,000      1,400,867
                                                                   ------------
Total Japan (Cost $7,416,389)                                         7,068,982
                                                                   ------------
LUXEMBOURG - 2.29%
Orco Property Group                                       10,300      1,631,719
                                                                   ------------
Total Luxembourg
(Cost $1,704,420)                                                     1,631,719
                                                                   ------------

                See Accompanying Notes to Finanical Statements.

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. GLOBAL PROPERTY FUND

                      SCHEDULE OF INVESTMENTS (CONTINUED)

                                 JUNE 30, 2007

                                                        SHARES        VALUE
                                                      ----------   ------------
COMMON STOCK (CONTINUED)

PHILIPPINES - 1.63%
Megaworld Corp.*                                      13,450,300   $  1,163,269
                                                                   ------------
Total Philippines
(Cost $863,967)                                                       1,163,269
                                                                   ------------
SINGAPORE - 7.79%
Capitaland, Ltd.                                         267,500      1,416,686
City Developments, Ltd.                                  115,000      1,300,794
Keppel Land, Ltd.                                        279,000      1,596,162
Wing Tai Holdings, Ltd.                                  475,000      1,236,065
                                                                   ------------
Total Singapore (Cost $5,112,691)                                     5,549,707
                                                                   ------------
SPAIN - 4.20%
Renta Corp. Real Estate, SA                               36,500      1,429,556
Sol Melia, SA                                             70,000      1,559,883
                                                                   ------------
Total Spain (Cost $3,267,869)                                         2,989,439
                                                                   ------------
THAILAND - 1.52%
Central Pattana Public Co., Ltd. NVDR                  1,397,200      1,082,552
                                                                   ------------
Total Thailand (Cost $979,049)                                        1,082,552
                                                                   ------------
UNITED KINGDOM - 8.43%
British Land Co. plc                                      49,000      1,317,363
Capital & Regional plc                                    36,500        851,682
Great Portland Estates plc                               105,000      1,395,660
Hammerson plc                                             41,500      1,193,993
Minerva plc*                                             175,500      1,244,718
                                                                   ------------
Total United Kingdom
(Cost $6,855,385)                                                     6,003,416
                                                                   ------------
TOTAL COMMON STOCKS (Cost $49,048,155)                               47,719,606
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS - 24.04%
Alexandria Real Estate Equities, Inc.                      4,700        455,054
AMB Property Corp.                                        13,300        707,826
AvalonBay Communities, Inc.                               11,700      1,390,896
BRE Properties, Inc.                                      18,000      1,067,220
Brookfield Properties Corp.                               33,150        805,876
Developers Diversified Realty Corp.                       21,000      1,106,910
Essex Property Trust, Inc.                                 7,300        848,990
General Growth Properties, Inc.                           14,500        767,775
Health Care REIT, Inc.                                    11,300        456,068

                 See Accompanying Notes to Finanical Statements.

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. GLOBAL PROPERTY FUND

                      SCHEDULE OF INVESTMENTS (CONTINUED)

                                 JUNE 30, 2007

                                                        SHARES         VALUE
                                                      ----------   ------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Host Hotels & Resorts, Inc.                               26,600   $    614,992
Federal Realty Investment Trust                            7,900        610,354
Mack-Cali Realty Corp.                                    16,100        700,189
ProLogis                                                  21,900      1,246,110
Public Storage, Inc.                                      14,900      1,144,618
Simon Property Group, Inc.                                14,300      1,330,472
SL Green Realty Corp.                                     10,000      1,238,900
Starwood Hotels & Resorts Worldwide, Inc.                 12,000        804,840
Ventas, Inc.                                              11,900        431,375
Vornado Realty Trust                                      12,700      1,394,968
                                                                   ------------

TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $19,590,100)                                                   17,123,433
                                                                   ------------

SHORT TERM INVESTMENT - 9.31%
BlackRock Liquidity Funds Treasury Trust Fund          3,522,134      3,522,134
BlackRock Liquidity Funds T-Fund                       3,111,454      3,111,454
                                                                   ------------

TOTAL SHORT TERM INVESTMENT (Cost $6,633,588)                         6,633,588
                                                                   ------------

TOTAL INVESTMENTS - 100.33% (Cost $75,271,843)                       71,476,627

OTHER LIABILITIES IN EXCESS OF ASSETS - (0.33%)                        (232,656)
                                                                   ------------

NET ASSETS - 100.00%                                               $ 71,243,971
                                                                   ============

*     Denotes non-income producing security.

NVDR  Non-Voting Depositary Receipt

                                % OF
SECTOR DIVERSIFICATION       NET ASSETS         VALUE
----------------------      -----------     ------------

COMMON STOCKS:
Real Estate .............         81.47%    $ 58,039,846
Consumer Cyclicals ......          9.55%       6,803,195
                            -----------     ------------
Total Common Stock ......         91.02%      64,843,041
Short Term Obligation ...          9.31%       6,633,588
                            -----------     ------------

TOTAL INVESTMENTS .......        100.33%      71,476,629
OTHER LIABILITIES .......         (0.33%)       (232,658)
                            -----------     ------------

NET ASSETS ..............        100.00%    $ 71,243,971
                            ===========     ============

                See Accompanying Notes to Finanical Statements.

                         E.I.I. REALTY SECURITIES TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES

                                  JUNE 30, 2007


                                                                                 E.I.I. REALTY         E.I.I.
                                                                                   SECURITIES      INTERNATIONAL     E.I.I. GLOBAL
                                                                                      FUND         PROPERTY FUND     PROPERTY FUND
                                                                                ---------------   ---------------   ---------------
ASSETS:
   Investments at value (Cost $18,415,902, $485,429,555
     and $75,271,843)                                                           $    27,987,060   $   572,217,031   $    71,476,627
   Cash                                                                                      --               837                --
   Dividends receivable                                                                  73,854           273,997            74,249
   Interest receivable                                                                    4,272           229,948            27,063
   Receivable for investment securities sold                                            228,196         5,962,350           137,960
   Receivable for fund shares sold                                                           --         2,700,933           502,700
   Tax reclaim receivables                                                                   --           300,268            12,470
                                                                                ---------------   ---------------   ---------------
      Total Assets                                                                   28,293,382       581,685,364        72,231,069
                                                                                ---------------   ---------------   ---------------

LIABILITIES:
   Payable for investment securities purchased                                           81,759        12,789,809           841,010
   Payable for fund shares redeemed                                                          --           540,944             1,060
   Investment adviser fees payable                                                       21,192           311,519            45,050
   Administration fees payable                                                            3,947            68,571             8,427
   Fees payable to custodian                                                              3,530            33,283            14,496
   Professional fees payable                                                             28,336            63,574            36,126
   Accrued foreign capital gains tax*                                                        --           178,395            17,520
   Accrued expenses and other payables                                                    8,898            61,367            23,409
                                                                                ---------------   ---------------   ---------------
      Total Liabilities                                                                 147,662        14,047,462           987,098
                                                                                ---------------   ---------------   ---------------
NET ASSETS                                                                      $    28,145,720   $   567,637,902   $    71,243,971
                                                                                ===============   ===============   ===============

NET ASSETS CONSIST OF:
   Par value                                                                             45,076           232,508            37,068
   Paid-in capital                                                                   11,142,096       470,072,024        74,630,612
   Accumulated undistributed net investment income                                       48,253           599,414           332,019
   Accumulated net realized gain on investment transactions                           7,339,137        10,043,880            54,516
   Net unrealized appreciation on foreign currency                                           --            80,995             2,492
   Net unrealized appreciation (depreciation) on investment securities*               9,571,158        86,609,081        (3,812,736)
                                                                                ---------------   ---------------   ---------------
NET ASSETS                                                                      $    28,145,720   $   567,637,902   $    71,243,971
                                                                                ===============   ===============   ===============

CAPITAL STOCK, (unlimited authorized shares at $0.01 par value)
   Institutional Class Shares Outstanding                                             4,507,589        23,250,816         3,706,823
                                                                                ===============   ===============   ===============

NET ASSET VALUE, Offering and redemption price per share
   Institutional Class Share                                                    $          6.24   $         24.41   $         19.22
                                                                                ===============   ===============   ===============

* Changes in Unrealized Appreciation (Depreciation) on Investment Securities for the E.I.I. International Property Fund and E.I.I. Global Property Fund are net of decrease in unrealized foreign capital gains tax of $178,395 and $17,520, respectively.

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST
                            STATEMENTS OF OPERATIONS

                                  JUNE 30, 2007

                                                                                 E.I.I. REALTY         E.I.I.
                                                                                   SECURITIES      INTERNATIONAL     E.I.I. GLOBAL
                                                                                      FUND         PROPERTY FUND     PROPERTY FUND
                                                                                ---------------   ---------------   ---------------
INVESTMENT INCOME:
   Dividends (less foreign taxes withheld $4,050,
     $424,032 and $22,544)                                                      $       783,776   $     5,609,706   $       404,137
   Interest                                                                              48,511         1,333,760           105,396
                                                                                ---------------   ---------------   ---------------
      Total Investment Income                                                           832,287         6,943,466           509,533
                                                                                ---------------   ---------------   ---------------

EXPENSES:
   Advisory fees                                                                        288,964         2,459,893           139,171
   Administration fees                                                                   57,793           491,979            27,834
   Trustees fees and expenses                                                             2,168            43,726             2,335
   Transfer agent fees                                                                   34,629            75,671             2,528
   Professional fees                                                                     31,852           235,763            36,126
   Custodian fees                                                                        21,703           182,605            32,950
   Registration and filing fees                                                          18,885            47,880            27,032
   Shareholders' reports                                                                  1,500            58,105               838
   Insurance expense                                                                     10,041            32,033               942
   Organization costs                                                                        --                --            15,816
   Miscellaneous expenses                                                                17,157            33,896             6,454
                                                                                ---------------   ---------------   ---------------
      Total Expenses                                                                    484,692         3,661,551           292,026
   Less: expenses waived                                                                (98,342)         (376,627)         (105,894)
                                                                                ---------------   ---------------   ---------------
      Net Expenses                                                                      386,350         3,284,924           186,132
                                                                                ---------------   ---------------   ---------------

   NET INVESTMENT INCOME                                                                445,937         3,658,542           323,401
                                                                                ---------------   ---------------   ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
SECURITIES AND FOREIGN CURRENCY
   Net realized gain on investment transactions                                      11,542,181        14,253,207            54,516
   Net realized gain (loss) on foreign currency transactions                                 --          (179,641)            8,618
   Net change in unrealized appreciation (depreciation) on
     investment securities                                                           (7,442,144)       62,094,913        (3,812,736)
   Translation of assets and liabilities in foreign currencies                               --            78,876             2,492
                                                                                ---------------   ---------------   ---------------
                                                                                      4,100,037        76,247,355        (3,747,110)
                                                                                ---------------   ---------------   ---------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                           $     4,545,974   $    79,905,897   $    (3,423,709)
                                                                                ===============   ===============   ===============

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS

                                  JUNE 30, 2007

                                                                                              E.I.I. REALTY SECURITIES FUND
                                                                                        ----------------------------------------
                                                                                            YEAR ENDED           YEAR ENDED
                                                                                           JUNE 30, 2007        JUNE 30, 2006
                                                                                        ------------------    ------------------
DECREASE IN NET ASSETS

   OPERATIONS:
      Net Investment Income                                                             $          445,937    $          779,076
      Net Realized Gain on Investment Transactions                                              11,542,181            21,831,474
      Net Change in Unrealized Depreciation on Investment Securities                            (7,442,144)          (11,709,850)
                                                                                        ------------------    ------------------
         Net Increase in Net Assets Resulting From Operations                                    4,545,974            10,900,700
                                                                                        ------------------    ------------------
   DISTRIBUTIONS FROM:
      Net Investment Income                                                                       (402,256)           (1,101,212)
      Net Capital Gains                                                                        (19,328,455)          (20,345,178)
                                                                                        ------------------    ------------------
         Total Distributions                                                                   (19,730,711)          (21,446,390)
                                                                                        ------------------    ------------------
   CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL CLASS: (1)
      Shares Issued                                                                                202,538             2,832,684
      Shares Reinvested                                                                         18,777,787            19,595,510
      Shares Redeemed                                                                          (14,527,537)          (41,701,920)
                                                                                        ------------------    ------------------
         Net Increase (Decrease) from Capital Share Transactions                                 4,452,788           (19,273,726)
                                                                                        ------------------    ------------------
   Total Decrease In Net Assets                                                                (10,731,949)          (29,819,416)
                                                                                        ------------------    ------------------
NET ASSETS
   Beginning of Year                                                                            38,877,669            68,697,085
                                                                                        ------------------    ------------------
   End of Year (2)                                                                      $       28,145,720    $       38,877,669
                                                                                        ==================    ==================
(1) SHARES ISSUED AND REDEEMED - INSTITUTIONAL CLASS:
   Shares Issued                                                                                    28,558               279,503
   Shares Reinvested                                                                             2,768,998             2,008,587
   Shares Redeemed                                                                              (1,872,862)           (3,728,562)
                                                                                        ------------------    ------------------
                                                                                                   924,694            (1,440,472)
                                                                                        ==================    ==================
(2) Including Undistributed Net Investment Income                                       $           48,253    $            4,572
                                                                                        ==================    ==================

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS

                                  JUNE 30, 2007

                                                                                           E.I.I. INTERNATIONAL PROPERTY FUND
                                                                                        ----------------------------------------
                                                                                            YEAR ENDED            YEAR ENDED
                                                                                           JUNE 30, 2007         JUNE 30, 2006
                                                                                        ------------------    ------------------
INCREASE IN NET ASSETS

   OPERATIONS:
      Net Investment Income                                                             $        3,658,542    $        1,261,617
      Net Realized Gain on Investment Transactions                                              14,253,207             1,697,078
      Net Realized Loss on Foreign Currency Transactions                                          (179,641)              (54,025)
      Net Change in Unrealized Appreciation on Investment Securities                            62,094,913            22,015,650
      Translation of Assets and Liabilities in Foreign Currencies                                   78,876                (2,067)
                                                                                        ------------------    ------------------
         Net Increase in Net Assets Resulting From Operations                                   79,905,897            24,918,253
                                                                                        ------------------    ------------------
   DISTRIBUTIONS FROM:
      Net Investment Income                                                                     (5,066,870)             (431,680)
      Net Capital Gains                                                                         (4,129,571)             (717,805)
                                                                                        ------------------    ------------------
         Total Distributions                                                                    (9,196,441)           (1,149,485)
                                                                                        ------------------    ------------------
   CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL CLASS: (1)
      Shares Issued                                                                            398,804,862            87,264,026
      Shares Reinvested                                                                          8,450,467             1,143,966
      Shares Redeemed                                                                          (66,359,191)           (4,069,589)
                                                                                        ------------------    ------------------
         Net Increase from Capital Share Transactions                                          340,896,138            84,338,403
                                                                                        ------------------    ------------------
   Total Increase In Net Assets                                                                411,605,594           108,107,171
                                                                                        ------------------    ------------------
NET ASSETS
   Beginning of Year                                                                           156,032,308            47,925,137
                                                                                        ------------------    ------------------
   End of Year(2)                                                                       $      567,637,902    $      156,032,308
                                                                                        ==================    ==================
(1) SHARES ISSUED AND REDEEMED - INSTITUTIONAL CLASS:
   Shares Issued                                                                                16,835,849             5,287,968
   Shares Reinvested                                                                               365,663                76,163
   Shares Redeemed                                                                              (2,792,426)             (243,708)
                                                                                        ------------------    ------------------
                                                                                                14,409,086             5,120,423
                                                                                        ==================    ==================

(2) Including Undistributed Net Investment Income                                       $          599,414    $          981,425
                                                                                        ==================    ==================

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS

                                  JUNE 30, 2007

                                                                                    E.I.I. GLOBAL PROPERTY FUND
                                                                                    ---------------------------
                                                                                           PERIOD ENDED
                                                                                          JUNE 30, 2007*
                                                                                        -----------------
INCREASE IN NET ASSETS

    OPERATIONS:
      Net Investment Income                                                             $          323,401
      Net Realized Gain on Investment Transactions                                                  54,516
      Net Realized Gain on Foreign Currency Transactions                                             8,618
      Net Change in Unrealized Depreciation on Investment Securities                            (3,812,736)
      Translation of Assets and Liabilities in Foreign Currencies                                    2,492
                                                                                        ------------------
         Net Decrease in Net Assets Resulting From Operations                                   (3,423,709)
                                                                                        ------------------
    CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL CLASS: (1)
      Shares Issued                                                                             74,750,436
      Shares Redeemed                                                                              (82,756)
                                                                                        ------------------
         Net Increase from Capital Share Transactions                                           74,667,680
                                                                                        ------------------
    Total Increase In Net Assets                                                                71,243,971
                                                                                        ------------------
NET ASSETS
    Beginning of Period                                                                                 --
                                                                                        ------------------
    End of Period(2)                                                                    $       71,243,971
                                                                                        ==================
(1) SHARES ISSUED AND REDEEMED - INSTITUTIONAL CLASS:
    Shares Issued                                                                                3,711,029
    Shares Redeemed                                                                                 (4,206)
                                                                                        ------------------
                                                                                                 3,706,823
                                                                                        ==================

(2) Including Undistributed Net Investment Income                                       $          332,019
                                                                                        ==================

* The Fund commenced operations on February 1, 2007.

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                              FINANCIAL HIGHLIGHTS

       FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                       Year Ended      Year Ended     Year Ended       Year Ended      Year Ended
                                                     June 30, 2007   June 30, 2006   June 30, 2005   June 30, 2004   June 30, 2003
                                                     -------------   -------------   -------------   -------------   -------------
Net Asset Value, Beginning of Year ................  $       10.85   $       13.68   $       12.59   $       10.30   $       11.81
                                                     -------------   -------------   -------------   -------------   -------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
         Net Investment Income ....................           0.13            0.17            0.40            0.56            0.38
         Net Gain (Loss) on Securities
            (Realized and Unrealized) .............           1.37            2.02            3.92            2.04           (0.64)
                                                     -------------   -------------   -------------   -------------   -------------
               Total from Investment Operations ...           1.50            2.19            4.32            2.60           (0.26)
                                                     -------------   -------------   -------------   -------------   -------------

LESS DISTRIBUTIONS
         Net Investment Income ....................          (0.12)          (0.24)          (0.25)          (0.26)          (0.35)
         Net Capital Gains ........................          (5.99)          (4.78)          (2.98)          (0.05)          (0.90)
                                                     -------------   -------------   -------------   -------------   -------------
               Total Distributions ................          (6.11)          (5.02)          (3.23)          (0.31)          (1.25)
                                                     -------------   -------------   -------------   -------------   -------------

Net Asset Value, End of Year ......................  $        6.24   $       10.85   $       13.68   $       12.59   $       10.30
                                                     =============   =============   =============   =============   =============

Total Return ......................................           9.58%          20.54%          36.15%          25.48%          (1.19%)

Net Assets, End of Year (thousands) ...............  $      28,146   $      38,878   $      68,697   $      96,305   $     113,650

Ratio of Expenses to Average Net Assets ...........           1.00%           1.00%           1.00%           1.00%           1.00%

Ratio of Expenses to Average Net Assets
(Excluding Waivers and Reimbursement
   of Expenses) ...................................           1.26%           1.24%           1.20%           1.13%           1.12%

Ratio of Net Investment Income to
   Average Net Assets .............................           1.16%           1.37%           2.06%           3.76%           5.15%

Ratio of Net Investment Income to Average
   Net Assets (Excluding Waivers and
      Reimbursement of Expenses) ..................           0.90%           1.13%           1.86%           3.63%           5.03%

Portfolio Turnover Rate ...........................             76%             44%             43%             86%             57%

                See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                       E.I.I. INTERNATIONAL PROPERTY FUND

                              FINANCIAL HIGHLIGHTS

       FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                       Year Ended          Year Ended         Year Ended
                                                      June 30, 2007      June 30, 2006      June 30,2005(1)
                                                      -------------      -------------      ---------------
Net Asset Value, Beginning of Year ................   $       17.65      $       12.88      $         10.00
                                                      -------------      -------------      ---------------

INCOME FROM INVESTMENT OPERATIONS
         Net Investment Income ....................            0.26(2)            0.22(2)              0.09
         Net Gain on Securities (Realized and
            Unrealized) ...........................            7.21               4.78                 2.88
                                                      -------------      -------------      ---------------
               Total from Investment Operations ...            7.47               5.00                 2.97
                                                      -------------      -------------      ---------------

LESS DISTRIBUTIONS
         Net Investment Income ....................           (0.39)             (0.09)               (0.04)
         Net Capital Gains ........................           (0.32)             (0.14)               (0.05)
                                                      -------------      -------------      ---------------
               Total Distributions ................           (0.71)             (0.23)               (0.09)
                                                      -------------      -------------      ---------------

Net Asset Value, End of Year ......................   $       24.41      $       17.65      $         12.88
                                                      =============      =============      ===============

Total Return ......................................           42.61%             39.14%               29.68%

Net Assets, End of Year (thousands) ...............   $     567,638      $     156,032      $        47,925

Ratio of Expenses to Average Net Assets ...........            1.00%              1.00%                1.00%

Ratio of Expenses to Average Net Assets
(Excluding Waivers and Reimbursement
   Of Expenses) ...................................            1.12%              1.23%                1.65%

Ratio of Net Investment Income to
   Average Net Assets .............................            1.12%              1.39%                1.59%

Ratio of Net Investment Income to Average
   Net Assets (Excluding Waivers and
      Reimbursement of Expenses) ..................            1.00%              1.16%                0.94%

Portfolio Turnover Rate ...........................              20%                14%                  27%

(1)   The Fund commenced operations on July 1, 2004.

(2)   Per share numbers have been calculated using the average share method.

                See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                           E.I.I. GLOBAL PROPERTY FUND

                              FINANCIAL HIGHLIGHTS

       FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                                 Period Ended
                                                               June 30, 2007(1)
                                                               ----------------
Net Asset Value, Beginning of Period .......................      $   20.00
                                                                  -------------
LOSS FROM INVESTMENT OPERATIONS

         Net Investment Income .............................           0.09
         Net Loss on Securities
            (Realized and Unrealized) ......................          (0.87)
                                                                  ---------
               Total from Investment Operations ............          (0.78)
                                                                  ---------

LESS DISTRIBUTIONS

         Net Investment Income .............................              -
         Net Capital Gains .................................              -
                                                                  ---------
               Total Distributions .........................              -
                                                                  ---------
Net Asset Value, End of Period .............................      $   19.22
                                                                  =========
Total Return ...............................................          (3.90)%*

Net Assets, End of Period (thousands) ......................      $  71,244

Ratio of Expenses to Average Net Assets ....................           1.00%

Ratio of Expenses to Average Net Assets (Excluding
Waivers and Reimbursement
   of Expenses) ............................................           1.57%

Ratio of Net Investment Income to
   Average Net Assets ......................................           1.74%

Ratio of Net Investment Income to Average
   Net Assets (Excluding Waivers and
      Reimbursement of Expenses) ...........................           1.17%

Portfolio Turnover Rate ....................................              8%*

(1)   The Fund commenced operations on February 1, 2007.

* Total return and portfolio turnover rate are not annualized for periods of less than one year.

                 SEE ACCOMPANYING NOTES TO FINANICAL STATEMENTS.

                         E.I.I. REALTY SECURITIES TRUST

                        NOTES TO THE FINANCIAL STATEMENTS

                                  JUNE 30, 2007

A.    ORGANIZATION:

E.I.I. Realty Securities Trust (the "Trust") was organized on December 22, 1997 as a Delaware statutory trust under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company with the following series: E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund. EI.I. Realty Securities Fund commenced operations on June 11, 1998. E.I.I. International Property Fund commenced operations on July 1, 2004. E.I.I. Global Property Fund commenced operations on February 1, 2007. Each series, in effect, represents a separate fund, and is referred to herein as a "Fund" or collectively as the "Funds".

FUND SHARES

The Funds may offer three classes of shares: Institutional, Adviser and Investor. As of June 30, 2007, the Adviser and Investor classes had not commenced distribution. Shares of all classes represent equal pro-rata interests in the Funds, except that each class will bear different expenses that will reflect the difference in the range of services to be provided to them. In addition, redemptions from the E.I.I. International Property Fund and the E.I.I. Global Property Fund, including exchange redemptions, within 90 days of purchase are subject to a redemption fee equal to 1.5% of the redemption proceeds, which are retained by the respective Fund.

B.    SIGNIFICANT ACCOUNTING POLICIES:

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Funds in preparation of their financial statements.

USE OF ESTIMATES: The preparation of financial statements in accordance with GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Estimates include the classification of distributions received by the Funds from the issuers of the Funds' portfolio securities. These distributions may be classified as either dividend income, capital gains or as non-taxable distributions. The final classifications of these distributions cannot be determined until reported to the Funds by the issuers of the Funds' portfolio securities, which normally occurs in January after the end of the calendar year. Reclassification of distributions made to the Funds will not affect the net assets of the Funds. The reclassification of distributions received by the Funds may require the Funds to reclassify a portion of their distributions to Fund shareholders.

The Funds estimate components of distributions from real estate investment trusts ("REITs"). Return of capital distributions are recorded as a reduction of cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

SECURITY VALUATION: Securities traded on a nationally recognized securities exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available bid price. If market quotations are not readily available, or the price is not considered representative of market value, securities are valued at their fair value as determined in good faith by the Trust's pricing committee under procedures adopted by the Trust's Board of Trustees. Investments in other investment companies are valued at net asset value.

SECURITY TRANSACTIONS: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statements and federal income tax purposes.

EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated pro-rata among the respective Funds. In addition, expenses of a Fund not directly attributable to the operations of a particular class of the Fund are allocated to the separate classes based upon the relative net assets of each class.

INCOME RECOGNITION: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all securities. Corporate actions and dividend income are recorded on ex-date. Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

                         E.I.I. REALTY SECURITIES TRUST

                                  JUNE 30, 2007

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income, if any, are declared and paid quarterly for the E.I.I. Realty Securities Fund and annually for the E.I.I. International Property Fund and E.I.I. Global Property Fund. Net realized gains on portfolio securities, if any, are distributed at least annually by the Funds. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date.

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

For the year ended June 30, 2007, permanent differences resulting primarily from Passive Foreign Investment Company ("PFIC") adjustments and foreign currency transactions were identified and reclassified among the components of the Funds' net assets as follows:

                                                       Increase/(Decrease)   Increase/(Decrease)
                                        Increase/         Undistributed        Accumulated Net
                                        (Decrease)       Net Investment           Realized
Fund                                 Paid-in Capital      Income/(Loss)          Gain/(Loss)
----                                 ---------------   -------------------    ------------------
E.I.I. Realty Securities Fund        $             -     $            -         $          -
E.I.I. International Property Fund                 -          1,026,317           (1,026,317)
E.I.I. Global Property Fund                        -              8,618               (8,618)

Net  investment  income and net  realized  gains  (losses),  as disclosed on the
Statements   of   Operations,   and  net  assets  were  not  affected  by  these
reclassifications.

FEDERAL INCOME TAXES: The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all their taxable income to their shareholders. Therefore, no Federal income tax provision is required.

NEW ACCOUNTING PRONOUNCEMENTS: In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48"), "Accounting for
Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006 (January 1, 2007 for calendar-year companies), with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are not more likely- than-not to be sustained as of the adoption date. As of June 30, 2007, the Funds have not evaluated the impact that will result from adapting FIN 48.

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

FOREIGN ISSUER RISK: For Funds that invest in foreign issuers, the foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and practices used by domestic issuers. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries

                         E.I.I. REALTY SECURITIES TRUST

                                  JUNE 30, 2007

could be affected by factors not present in the U.S., including expropriation, confiscation of property and difficulties in enforcing contracts.

CURRENCY RISK: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in rates may erode or reverse gains produced by investments denominated in foreign currencies.

INDEMNIFICATIONS: The Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. The Funds do not anticipate recognizing any loss related to these arrangements.

C.    INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES:

INVESTMENT ADVISORY FEE

The Funds have entered into an Investment Advisory Agreement with E.I.I. Realty Securities, Inc. (the "Adviser" or "E.I.I.") for day-to-day portfolio management services to be provided by the Adviser. The Investment Advisory Agreement provides for the Adviser to receive a fee calculated daily and payable monthly at an annual rate of 0.75% of the Funds' average daily net assets.

ADMINISTRATION FEE

E.I.I. will also provide administrative services to the Funds. Under the Administrative Services Agreement, E.I.I. will receive a fee payable monthly at an annual rate of 0.15% of the Funds' average daily net assets. E.I.I. has entered into a sub-administration contract with PFPC Inc. ("PFPC"), an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., under which E.I.I. pays PFPC to provide certain administrative services to the Funds.

PFPC provides the Funds with sub-administrative services pursuant to a Sub-Administration Agreement. The services include the day-to-day administration of the matters related to the corporate existence of the Trust, maintenance of its records, preparation of reports, supervision of the Trust's arrangements with its custodian and assistance in the preparation of the Trust's registration statements under federal and state laws.

TRANSFER AGENT FEE

PFPC also serves as transfer agent for the Funds and receives a fee for related services pursuant to a Transfer Agency Agreement with the Trust.

CUSTODY FEE

PFPC Trust Company serves as the custodian for the Funds and receives a fee for related services pursuant to a Custodian Agreement with the Trust.

TRUSTEES FEE

The Funds pay each Independent Trustee an annual fee of $16,000, which includes compensation for all regular quarterly board meetings. The Chairman of the Board receives an additional $4,000 on an annual basis. The Trustees receive additional fees of $1,000 for special meetings and $500 for phone meetings held during the year. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. These fees and expenses are allocated between the Funds based on relative average net assets.

DISTRIBUTOR

PFPC Distributors, Inc. serves as the distributor of the Funds' shares. Any distribution fees incurred by the Funds is paid by the adviser.

EXPENSE LIMITS AND FEE WAIVER

E.I.I. has agreed to waive a portion of its Investment Advisory Fee and/or assume the expenses of the Funds to the extent necessary to keep the annual expenses of the Funds to not more than 1.00% of the average daily net assets of the Institutional Share Class of each Fund. To the extent that the Adviser waives Investment Advisory Fees and/or absorbs expenses of the Funds, it may seek payment of a portion or all of such waived fees and/or assumed expenses at any time within three fiscal years after the fiscal year in which the Investment Advisory fees were waived and/or expenses were assumed, subject to the

                         E.I.I. REALTY SECURITIES TRUST

                                  JUNE 30, 2007

1.00% expense limitation stated above. The total amount of fees waived and/or assumed by the Adviser during the last three fiscal years ended June 30, 2007, and is therefore currently eligible for recoupment provided that the total recoupment does not exceed the 1.00% expense limitation, is as follows:

                                        E.I.I. REALTY    E.I.I. INTERNATIONAL   E.I.I. GLOBAL
                                       SECURITIES FUND       PROPERTY FUND      PROPERTY FUND
                                       ---------------   --------------------   -------------
Fiscal Year ended 2007                 $        98,342   $            376,627   $     105,894
Fiscal Year ended 2006                         137,747                214,586              --
Fiscal Year ended 2005                         182,824                111,909              --
                                       ---------------   --------------------   -------------
Total                                  $       418,913   $            703,122   $     105,894
                                       ===============   ====================   =============

D.    INVESTMENT TRANSACTIONS:

For the year ended June 30, 2007, the Funds made the following purchases and sales of investment securities, other than U.S. Government Securities and Short-Term Securities:

                                        E.I.I. REALTY    E.I.I. INTERNATIONAL   E.I.I. GLOBAL
                                       SECURITIES FUND       PROPERTY FUND      PROPERTY FUND
                                       ---------------   --------------------   -------------
Purchases                              $    28,752,678   $        590,840,781   $  72,147,252
Sales                                       44,880,693             60,599,341       3,520,516

E.    DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended June 30, 2007 and June 30, 2006 was as follows:

                                     DISTRIBUTIONS PAID IN 2007   DISTRIBUTIONS PAID IN 2006
                                     --------------------------   --------------------------
                                      ORDINARY      LONG-TERM       ORDINARY      LONG-TERM
FUND                                   INCOME*     CAPITAL GAIN     INCOME*       CAPITAGAIN
                                     ----------    ------------   -----------   -------------
E.I.I. Realty Securities Fund        $1,416,384    $ 18,314,327   $ 4,272,772   $  17,173,618
E.I.I. International Property Fund    6,507,275       2,689,166   $ 1,069,825   $      79,660
E.I.I. Global Property Fund**                --              --            --              --
                                     ----------    ------------   -----------   -------------
Total Taxable Distributions          $7,923,659    $ 21,003,493   $ 5,342,597   $  17,253,278
                                     ==========    ============   ===========   =============

* For tax purposes, short term capital gains distributions, if any, are considered ordinary income distributions.

** The Fund commenced operations on February 1, 2007.

F.    COMPONENTS OF DISTRIBUTABLE EARNINGS:

As of June 30, 2007, the components of accumulated earnings on a tax basis were as follows:

                                                                    E.I.I.
                                               E.I.I. REALTY    INTERNATIONAL   E.I.I. GLOBAL
                                              SECURITIES FUND   PROPERTY FUND   PROPERTY FUND
                                              ---------------   -------------   --------------
Undistributed ordinary income                 $    1,246,463    $   7,897,845   $     399,854
Undistributed long term capital gains              6,404,957        6,425,508          29,822
Unrealized appreciation (depreciation)*            9,307,128       83,176,242      (3,842,869)
                                              --------------    -------------   -------------
Total accumulated earnings                    $   16,958,548    $  97,499,595   $  (3,413,193)
                                              ==============    =============   =============

* The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, outstanding return of capital adjustments from REITs and mark to market of PFIC stocks.

                         E.I.I. REALTY SECURITIES TRUST

                                  JUNE 30, 2007

G.    POST OCTOBER LOSS:

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended June 30, 2007, the E.I.I. International Property Fund has elected to defer currency losses occurring between November 1, 2006 and June 30, 2007 in the amount of $148,449.

Such losses will be treated as arising on the first day of the fiscal year ended June 30, 2008.

H.    TAX COST OF SECURITIES:

The aggregate cost, gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis at June 30, 2007 for each Fund were as follows:

               FUND                           COST       APPRECIATION   (DEPRECIATION)       NET
----------------------------------------------------------------------------------------------------
E.I.I. Realty Securities Fund             $ 18,679,932    $ 9,784,487   ($    477,359)   $ 9,307,128
E.I.I. International Property Fund         488,943,389     87,756,012      (4,482,370)    83,273,642
E.I.I. Global Property Fund                 75,304,468      2,137,285      (5,965,126)    (3,827,841)

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of E.I.I. Realty Securities Trust

We have audited the accompanying statements of assets and liabilities of E.I.I. Realty Securities Fund, E.I.I. International Property Fund, and E.I.I. Global Property Fund (the three active portfolios constituting E.I.I. Realty Securities Trust) (collectively, the "Funds"), including the schedules of investments, as of June 30, 2007, and the related statements of operations for the period then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting E.I.I. Realty Securities Trust at June 30, 2007 and the results of their operations for the period then ended, the changes in its net assets and financial highlights for the each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                 /s/ Ernst & Young LLP

August 23, 2007

                         E.I.I. REALTY SECURITIES TRUST

                       ADDITIONAL INFORMATION (UNAUDITED)

                                  JUNE 30, 2007

TAX INFORMATION

The following tax information represents fiscal year end disclosures of various tax benefits passed through to shareholders at calendar year end.

The amount of long term capital gains designated for the E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund are $18,314,327, 8,605,612 and 29,822, respectively.

Of the distributions made by the E.I.I. Realty Securities Fund and E.I.I. Global Property Fund, 2.25% and 44.01%, respectively, may qualify for the dividends received deduction available to corporate shareholders.

If a Fund meets the requirements of section 853 of the Internal Revenue Code, the Fund may elect to pass through to its shareholders credits for foreign taxes paid. The total amount of income received by the E.I.I. International Property Fund from sources within foreign countries and possessions of the United States is $0.2595 per share (representing a total of $6,033,738). The total amount of taxes paid to such countries is $0.0183 per share (representing a total of $425,815). The total amount of income received by the E.I.I. Global Property Fund from sources within foreign countries and possessions of the United States is $0.0816 per share (representing a total of $302,470). The total amount of taxes paid to such countries is $0.0061 per share (representing a total of $22,544).

The following tax information represents fiscal year end percentages and may differ from those provided to shareholders at calendar year end.

Of the distributions made by the E.I.I. Realty Securities Fund and E.I.I. International Property Fund, 7.38% and 48.00%, respectively, represent the amount of each distribution which may qualify for the 15% dividend income tax rate. These figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for generally accepted accounting principles (book) purposes and federal income tax (tax) purposes.

E.I.I. REALTY SECURITIES TRUST PROXY VOTING GUIDELINES

E.I.I. Realty Securities, Inc., the Funds' Adviser, is responsible for exercising the voting rights associated with the securities held by each Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge, upon request, by calling 1-888-323-8912. It is also available on the SEC's web site at www.sec.gov.

In addition, each Fund's complete proxy voting record for the 12 months ended June 30, 2007 is available without charge, upon request, by calling toll free 1-888-323-8912. It is also available on the SEC's website at www.sec.gov.

E.I.I. REALTY SECURITIES TRUST QUARTERLY REPORTING OF PORTFOLIO HOLDINGS

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                         E.I.I. REALTY SECURITIES TRUST

                                  JUNE 30, 2007

APPROVAL OF INVESTMENT ADVISORY CONTRACT

At an in-person meeting held on May 15, 2007, the Board of Trustees (the "Trustees" or the "Board"), 75% of which is comprised of Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended) (the "Independent Trustees"), of E.I.I. Realty Securities Trust (the "Trust") considered the annual approval of the continuation of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust, on behalf of E.I.I. Realty Securities Fund ("RSF"), E.I.I. International Property Fund ("IPF"), E.I.I. Global Property Fund ("EGF") (the "Funds"), and E.I.I. Realty Securities, Inc. ("E.I.I." or the "Adviser").

The Trustees reviewed with counsel to the Trust the information provided to them in connection with their review of the Advisory Agreement for the Funds, including: a legal memorandum setting forth the Trustees' responsibilities in considering approval of the Advisory Agreement; information on the Adviser, including Part II of the Form ADV; and comparative fee, expense and performance information provided by Lipper Inc. ("Lipper") based upon fund peer groups selected by Lipper. The Board also met with representatives from the Adviser to discuss information about the firm's profitability and business plans, and staffing and investment performance issues.

The Board reviewed and considered the nature and extent of the investment advisory services provided by E.I.I. under the Advisory Agreement, including portfolio management, investment research and securities trading. The Trustees also reviewed and considered the nature and extent of the non-advisory, administrative services provided by E.I.I. under an Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Advisory Agreement and the Administration Agreement together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by E.I.I. with similar services provided by non-affiliated advisers, as reported to the Board by Lipper.

The Trustees reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of E.I.I. who provided the administrative and investment advisory services to the Funds. The Trustees determined that E.I.I.'s portfolio managers and key personnel were well qualified by education and/or training and experience to perform the services in an efficient and professional manner.

The Trustees reviewed RSF's performance for the one, three, and five year periods ended March 31, 2007, and since inception, and IPF's performance for the one year period ended March 31, 2007, and since inception, as shown in reports provided by Lipper, compared to the performance of comparable funds selected by Lipper (the "performance peer group"), and noted that, in the most recent quarter, RSF had underperformed the median by a very narrow margin but that in no period including the most recent quarter, had RSF underperformed the median by more 0.65%. The Trustees also noted that IPF's performance was ranked first for both the past quarter and one year periods. The inception date for EGF, was February 1, 2007, and as such, there was insufficient performance information for the Trustees to assess.

The Trustees concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Funds. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory and that E.I.I. was addressing RSF's performance issues.

The Trustees reviewed the advisory and administrative fees (together, the "management fee") paid by the Funds and the total expense ratio of the Funds. The Board noted that: (i) the Funds' contractual management fee rates were higher than the median management fee rates for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Funds, as shown in the Lipper report for the Funds; but (ii) the Funds' total expense ratios were lower than the average total expense ratios of the funds included in each Fund's expense peer group because of fee waivers. The Trustees concluded that each Fund's management fee rate was competitive in light of the fact that E.I.I. managed the Funds so that the total expense ratio of each Fund was less than the total expense ratio of the funds in the expense peer group average. The Independent Trustees reviewed the structure of each Fund's management fee

                         E.I.I. REALTY SECURITIES TRUST

                                  JUNE 30, 2007

schedule under the Management Agreement and noted that it did not include any breakpoints, but that the Funds benefited from fee waivers.

The Trustees considered and reviewed information concerning the costs incurred and profits realized by E.I.I. from its relationship with the Funds and concluded that the profits earned by E.I.I. were not excessive in light of the advisory, administrative and other services provided to the Funds.

The Trustees did not identify any so-called "fall-out benefits" derived by E.I.I. from its relationship with the Funds although it did consider whether
E.I.I. realized any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Funds and/or other clients managed by E.I.I. would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Funds. The Trustees recognized that the receipt of such research from brokers might reduce E.I.I.'s costs but concluded that the receipt of such research strengthens the investment management resources of E.I.I., which might ultimately benefit the Funds and other funds and clients.

The Trustees considered whether E.I.I. was financially sound and had the resources necessary to perform its obligations under the Management Agreement. The Trustees noted that E.I.I.'s operations remained profitable, although reduced assets under management in recent years had reduced E.I.I.'s profitability. The Independent Trustees concluded that E.I.I. had the financial resources necessary to fulfill its obligations under the Management Agreement.

The Trustees also reviewed and considered the historical relationship between the Funds and E.I.I., including the policies and procedures formulated and adopted by E.I.I. for managing each Fund's operations and the Trustees' confidence in the competence and integrity of the senior managers and key personnel of E.I.I. The Board concluded that it was beneficial for the Funds to continue their relationship with E.I.I.

The Board considered the controls and procedures adopted and implemented by E.I.I. and monitored by the Trust's Chief Compliance Officer and concluded that the conduct of business by E.I.I. indicated a good faith effort to adhere to high ethical standards in the conduct of the Fund's business.

The Independent Trustees met in executive session with counsel to the Trust to discuss the renewal of the Advisory Agreement for each Fund. After the Independent Trustees' executive session, the full Board unanimously concluded, after considering and weighing all of the above factors, that it would be in the best interest of each Fund and its shareholders to approve the renewal of the Management Agreement for another year.

                         E.I.I. REALTY SECURITIES TRUST

TRUSTEE AND OFFICERS INFORMATION (UNAUDITED)

Information pertaining to the Trustees and Officers of the Company is set forth below. The statement of additional information includes additional information about the Trustees and is available without charge, upon request, by calling
(888) 323-8912

------------------------------------------------------------------------------------------------------------------------------------
                             TERM OF OFFICE 1                                 NUMBER OF PORTFOLIOS
NAME, (AGE), ADDRESS AND      AND LENGTH OF       PRINCIPAL OCCUPATION(S)        IN FUND COMPLEX           OTHER DIRECTORSHIPS
POSITION(S) WITH COMPANY       TIME SERVED          DURING PAST 5 YEARS        OVERSEEN BY TRUSTEE           HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Warren K. Greene, 71         Since June 1998   American Investors Fund LP                           Trustee, Renaissance Capital
Chairman &                                     (June 2006 to present);                3             Greenwich Funds
Independent Trustee                            Senior Vice President,
One Marshall Street                            NorthCoast Asset Management,
Old Greenwich, CT 06870                        LLC (1995 to June 2006).
------------------------------------------------------------------------------------------------------------------------------------
Joseph Gyourko, 50           Since June 1998   Martin Bucksbaum Professor                           N/A
Independent Trustee                            of Real Estate & Finance,              3
15 Forest Lane                                 The Wharton School,
Swarthmore, PA 19081                           University of Pennsylvania
------------------------------------------------------------------------------------------------------------------------------------
Juan M. Meyer, 63            Since January     Executive Vice President,                            Director, The Cathay Investment
Independent Trustee          2006              Asset Management Advisors                            Fund, Ltd., Trustee, Northern
71 Ridgeview Avenue                            (2003 to present);                     3             Trust Multi-Advisor Funds.
Greenwich, CT 06830                            President, Eagle Capital
                                               International, LLC (1985 to
                                               2003)
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Christian A. Lange, 67       Since November    Managing Director, E.I.I.                            Director, E.I.I. Voyager U.S.
Trustee, Chief Investment    2003              Realty Securities, Inc.,                             Leaders Equity Company, Director
Officer                                        June 1993 to present;                  3             & Chairman of Amadeus Capital
717 Fifth Avenue                               President and Managing                               Vision PLC, Director GPA Fund
New York, NY 10022                             Director, European Investors                         Managers Ltd.
                                               Inc., April 1983 to present.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Adler, 60         Since July 2004   Managing Director, E.I.I.                            Director, E.I.I. Voyager U.S.
Chief Executive Officer &                      Realty Securities, Inc.,                             Leaders Equity Company
President                                      June 1993 to present;
717 Fifth Avenue                               Managing Director, European            3
New York, NY 10022                             Investors Incorporated and
                                               Vice President, European
                                               Investors Corporate Finance
                                               Inc., April 1983 to present.
------------------------------------------------------------------------------------------------------------------------------------
Lynn P. Marinaccio, 50       Since February    Director of Client Services,                         N/A
Secretary                    2003              E.I.I. Realty Securities,              3
717 Fifth Avenue                               Inc., December 1996 to
New York, NY 10022                             present; Vice President,
                                               MIMCO (1995 to 1996)
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Meagher, 45       Since May 2003    Vice President and Director                          N/A
Treasurer & Chief                              of Fund Administration and
Compliance Officer                             Compliance, E.I.I. Realty              3
717 Fifth Avenue                               Securities, Inc, March 2003
New York, NY 10022                             to present; Vice President,
                                               JP Morgan Investment
                                               Management (1993 to 2002)
------------------------------------------------------------------------------------------------------------------------------------

1 Each Trustee and officer shall hold office until his successor shall have been elected and qualified.

                       This Page Left Blank Intentionally.

                       This Page Left Blank Intentionally.

INVESTMENT ADVISER & ADMINISTRATOR
E.I.I. Realty Securities, Inc.
717 Fifth Avenue
10th Floor
New York, NY 10022
(212) 644-0794

SUB-ADMINISTRATOR
PFPC Inc.
4400 Computer Drive

Westborough, MA 01581-5120

TRANSFER AGENT
PFPC Inc.
760 Moore Road
King of Prussia, PA 19406

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

DISTRIBUTOR
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

LEGAL COUNSEL
Kramer, Levin, Naftalis & Frankel
1177 Avenue of the Americas
New York, NY 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036~

OFFICERS & TRUSTEES
Richard J. Adler, PRESIDENT & CHIEF EXECUTIVE OFFICER
Lynn P. Marinaccio, SECRETARY
Michael J. Meagher, TREASURER & CHIEF COMPLIANCE OFFICER
Warren K. Greene, INDEPENDENT CHAIRMAN & TRUSTEE
Joseph Gyourko, INDEPENDENT TRUSTEE
Juan M. Meyer, INDEPENDENT TRUSTEE
Christian A. Lange, TRUSTEE

GRAPHIC OMITTED]
EII ART

--------------------------------------------------------------------------------
                         E.I.I. REALTY SECURITIES TRUST

                                  888-323-8912
--------------------------------------------------------------------------------

This report is submitted for the information of shareholders of E.I.I. Realty Securities Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus. The prospectus includes more complete information regarding the Fund's objectives and policies, charges, expenses and other data. Please read the prospectus carefully before you invest or send money.

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.


     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Warren Greene is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $62,000 for 2006 and $88,050 for 2007.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
         (a) of this Item are $0 for 2006 and $0 for 2007.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,000 for 2006 and $10,500 for 2007.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2006 and $0 for 2007.

  (e)(1) All pre approvals described in paragraph (c)(7) of Rule 2-01 of Regulation S-X will be done by the Audit Committee on an ad hoc basis.

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) N/A

                           (c) 100%

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2006 and $0 for 2007.

     (h) Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, that is the subject of disclosure required by Item 2, filed as exhibit (a)(1) to the Registrant's Form N-CSR, filed on September 9, 2004 (Accession No. 0000935069-04-001457) is
              incorporated herein by reference.


     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               EII REALTY SECURITIES TRUST
            --------------------------------------------------------------------

By (Signature and Title)*  /S/ RICHARD J. ADLER
                         -------------------------------------------------------
                           Richard J. Adler, Chief Executive Officer
                           (principal executive officer)

Date             SEPTEMBER 6, 2007
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ RICHARD J. ADLER
                         -------------------------------------------------------
                           Richard J. Adler, Chief Executive Officer
                           (principal executive officer)

Date             SEPTEMBER 6, 2007
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ MICHAEL J. MEAGHER
                         -------------------------------------------------------
                           Michael J. Meagher, Vice President and Treasurer (principal financial officer)

Date            SEPTEMBER 6, 2007
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.